UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 6, 2026

BXP, INC.
BOSTON PROPERTIES LIMITED PARTNERSHIP
(Exact Name of Registrants As Specified in its Charter)

BXP, Inc.	Delaware	1-13087	04-2473675
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Boston Properties Limited Partnership	Delaware	0-50209	04-3372948
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street, Suite 1900, Boston,
Massachusetts
02199
(Address of Principal Executive Offices) (Zip Code)
(617)
236-3300
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
BXP, Inc.	Common Stock, par value $0.01 per share	BXP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
BXP, Inc.:
Emerging growth company ☐
Boston Properties Limited Partnership:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
BXP, Inc ☐    Boston Properties Limited Partnership ☐

Item 8.01.	Other Events.
On March 6, 2026, BXP, Inc. (the “Company”) and Boston Properties Limited Partnership, the Company’s operating partnership (the “Partnership”), filed an automatic shelf registration statement on Form

S-3

(File

No. 333-294080)

(the “Universal Shelf Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to replace an existing shelf registration statement, which was scheduled to expire on May 17, 2026. In connection with the filing of this new registration statement, the Company also filed three new prospectus supplements. These prospectus supplements relate to (i) the Company’s new $1.0 billion “at the market” equity offering program as described below, which replaced the Company’s prior $600 million “at the market” equity offering program that was scheduled to expire on May 17, 2026, and which is no longer effective, (ii) the issuance of up to 152,905 shares of common stock of the Company that may be issued from time to time if, and to the extent that, the holders of previously issued common units of limited partnership interest in the Partnership present such units for redemption, which offerings had been covered by the prior registration statement and (iii) the resale by certain selling stockholders of up to 13,252,000 shares of the Company’s common stock issuable upon exchange of the Partnership’s 2.00% Exchangeable Senior Notes due 2030. In addition, on March 6, 2026, the Company filed an automatic shelf registration statement on Form

S-3

(File

No. 333-294079)

with the SEC to replace an existing shelf registration statement relating to its Dividend Reinvestment and Stock Purchase Plan, which was scheduled to expire on May 17, 2026.

In connection with the commencement of the “at the market” equity offering, the Company may sell up to an aggregate of $1.0 billion of shares of its common stock (the “Shares”) from time to time during a period of up to three years in “at the market” equity offerings or certain other transactions (the “Offering”). The Company may sell the Shares in amounts and at times to be determined by the Company from time to time, but has no obligation to sell any of the Shares in the Offering. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company.
The Offering will occur pursuant to a sales agency financing agreement (the “Sales Agreement”) entered into by and among the Company, the Partnership and each of BBVA Securities Inc., BNY Mellon Capital Markets, LLC, BofA Securities, Inc., BTIG, LLC, J.P. Morgan Securities LLC, Jefferies LLC, M&T Securities, Inc., Morgan Stanley & Co. LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC (each, a “Sales Agent” and, collectively, the “Sales Agents”), each of BNY Mellon Capital Markets, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, Jefferies LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc. (acting through BTIG, LLC as agent), Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC (each, a “Forward Seller” and, collectively, the “Forward Sellers”) and each of Bank of America, N.A., Jefferies LLC, JPMorgan Chase Bank, National Association, Morgan Stanley & Co. LLC, Nomura Global Financial Products, Inc., The Bank of New York Mellon, The Bank of Nova Scotia, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association (each, a “Forward Purchaser” and, collectively, the “Forward Purchasers”).

The Sales Agreement contemplates that, in addition to the issuance and sale of the Shares by the Company through or to the Sales Agents, acting as its sales agents or as principals, as applicable, the Company may also engage in forward sale transactions under separate master forward confirmations (collectively, the “Master Forward Confirmations”) and related supplemental confirmations (each, a “Forward Sale Agreement” and, collectively, the “Forward Sale Agreements”), with each of the Forward Purchasers.
If the Company decides to engage in a forward sale transaction, it will deliver instructions to the relevant Forward Purchaser and Forward Seller to borrow and sell shares of the Company’s common stock. Subject to, among other things, the terms and conditions in the Sales Agreement and the acceptance of such instructions from the Company by the relevant Forward Purchaser and Forward Seller, such Forward Purchaser will use its commercially reasonable efforts to borrow or cause its affiliate to borrow, offer and sell through the relevant Forward Seller, the applicable shares of the Company’s common stock to establish the initial forward sale price under the applicable Forward Sale Agreement. Following such sales, pursuant to the relevant Forward Sale Agreement, the Company generally will have the right during the term of the relevant Forward Sale Agreement to issue and sell to the relevant Forward Purchaser a number of shares of the Company’s common stock equal to the number of borrowed shares that were sold in exchange for the forward sale price or, in the sole discretion of the Company, to cash settle or net share settle the Forward Sale Agreement. At the end of the term of the relevant Forward Sale Agreement, the Company generally will be obligated to issue and sell such shares to the relevant Forward Purchaser for the forward sale price if the Forward Sale Agreement has not been previously settled. The forward price generally is based on the initial forward price, as adjusted on a daily basis based on a floating interest rate factor equal to the overnight bank funding rate less a spread, to be agreed upon by the Company and the Forward Purchaser under the relevant Forward Sale Agreement, and subject to decrease on certain dates specified in the relevant Forward Sale Agreement by the amount per share of quarterly dividends the Company expects to declare on its common stock during the term of the relevant Forward Sale Agreement.

The Sales Agreement has a term of up to three years and provides that the Company may offer and sell from time to time pursuant to the Sales Agreement up to a combined total of $1.0 billion of shares of its common stock during such three-year term through the Sales Agents. The Sales Agreement provides that each Sales Agent will be entitled to compensation that will not exceed, but may be lower than, 2.0% of the gross sales price of all shares sold through it as Sales Agent under the Sales Agreement. In connection with any Forward Sale Agreement, the Company will pay the applicable Forward Seller a commission, in the form of a reduced initial forward sale price under the related Forward Sale Agreement, at a mutually agreed rate not exceeding 2.0% of the volume-weighted average of the sales prices per share of the borrowed shares of the Company’s common stock sold through such Forward Seller during the applicable forward hedge selling period for such transaction (subject to certain adjustments).
Sales of the Shares, if any, pursuant to the Sales Agreement may be made in transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker or through an electronic communications network, as well as in negotiated or other transactions described in the prospectus supplement relating to the Offering, which may include block trades. The Company or any of the Sales Agents may at any time suspend solicitation and offers under the Sales Agreement or terminate the Sales Agreement.
The Shares will be issued pursuant to the prospectus supplement and the Universal Shelf Registration Statement described above. The Sales Agreement and the Form of Master Forward Confirmation are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form
8-K.
The descriptions of the Sales Agreement and the Form of Master Forward Confirmation do not purport to be complete and are qualified in their entirety by reference to the Sales Agreement and the Form of Master Forward Confirmation filed herewith as exhibits to this Current Report on Form
8-K
and incorporated herein by reference.
Opinions of the Company’s counsel, Goodwin Procter LLP, regarding the legality of the shares of common stock covered by the prospectus supplements described above are filed as Exhibits 5.1, 5.2 and 5.3 hereto and are incorporated herein by reference.
This Current Report on Form
8-K
shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits .

Exhibit Number	Description

1.1*	Sales Agency Financing Agreement, dated March 6, 2026, by and among the Company, the Partnership and the Sales Agents, Forward Sellers and Forward Purchasers party thereto.

1.2*	Form of Master Forward Confirmation

5.1*	Opinion of Goodwin Procter LLP regarding the legality of the shares offered

5.2*	Opinion of Goodwin Procter LLP regarding the legality of the shares offered

5.3*	Opinion of Goodwin Procter LLP regarding the legality of the shares offered

23.1*	Consent of Goodwin Procter LLP (included in Exhibits 5.1, 5.2 and 5.3)

101.SCH*	Inline XBRL Taxonomy Extension Schema Document

101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF*	Inline XBRL Taxonomy Extension Definition Linkbase Document

104*	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*)

*	Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BXP, INC.

By:	/s/ Michael E. LaBelle
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

BOSTON PROPERTIES LIMITED PARTNERSHIP

By:	BXP, Inc., its General Partner

By:	/s/ Michael E. LaBelle
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

Date: March 6, 2026